UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 25, 2006

Horne International Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50373	90-0182158
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2677 Prosperity Avenue, Suite 300, Fairfax, Virginia		22031
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-641-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 19, 2006, the Board of Directors for Horne International, Inc. (‘the Company") did appoint Charles Mahan, age 60, to assume the duties of Chief Operating Officer for the Company. Prior to being appointed Chief Operating Officer, Mr. Mahan served as the President and Chief Executive Officer of Horne Engineering Services, LLC, a wholly owned subsidiary of Horne International, Inc. , from July 3, 2006 to October 19, 2006. Prior to joining Horne Engineering Services, LLC, Mr. Mahan served as the Vice President of Homeland Security and Defense for SAP Public Services, Inc., a subsidiary of SAP AG. While at SAP Public Services, Inc., Mr. Mahan oversaw the company’s programs targeted to the U.S. Department of Homeland Security, Department of Defense, National Guard, and crisis management agencies at the federal, state and local levels. Prior to joining SAP Public Services, Inc., Mr. Mahan held the position of Senior Director of Government Solutions at The Home Depot where he led both the Defense Programs and Operations functions of the Government Solutions Group. For nearly 35 years, Charles Mahan served in the United States Army achieving the rank of Lieutenant General. Among his many roles in the United States Army were serving as the logistics staff chief supporting combat operations, commanding general, and chief of staff at the Army Material Command.

Mr. Mahan has entered into an Employment Agreement with Horne International, Inc. the terms of which provide for Mr. Mahan’s responsibilities to the Company as well as his compensation. The Employment Agreement provides for Mr. Mahan to serve at will. Mr. Mahan is compensated with an annual salary of $275,000.00. In addition to an annual salary, Mr. Mahan is also entitled to customary employee benefits and certain other benefits including a housing and vehicle allowance, and the right to equity compensation of 300,000 options to purchase shares of Horne International, Inc. The Employment Agreement is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

d. Exhibits

Exhibit Number Description

99.1 Employment Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Horne International Inc.

October 25, 2006	By:	Michael M. Megless

Name: Michael M. Megless
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Employment Agreement